Exhibit 23.2


                      [LETTERHEAD OF GRANT THORNTON LLP]


            CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated November 2, 2001, appearing in the 2001 Annual Report to Shareholders of Peoples Community Bancorp, Inc., which is incorporated by reference in Peoples Community Bancorp, Inc.'s Annual Report on Form 10-K for the year ended September 30, 2001.


/s/ Grant Thornton LLP

Cincinnati, Ohio
June 27, 2002




















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